UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment #1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

August 1, 2025

TENON MEDICAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41364	45-5574718
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

104 Cooper Court
Los Gatos, CA	95032
(Address of principal executive offices)	(Zip Code)

(408) 649-5760

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TNON	The Nasdaq Stock Market LLC
Warrants	TNONW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On August 7, 2025, Tenon Medical, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) to report, among other things, the closing of the acquisition of substantially all assets of SiVantage, Inc. The Company is filing this Amendment No. 1 on Form 8-K/A (the “Amendment”) to amend Item 9.01 of the Original Report in order to present the financial statements and pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K. Except for the filing of such financial statements and pro forma financial information, this Amendment does not otherwise modify or update the Original Report. The information previously reported in or filed with the Original Report is hereby incorporated by reference into this Amendment.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired

Financial statements of SiVantage, Inc. for the year ended December 31, 2024 and for the six months ended June 30, 2025, and the notes related thereto, are attached hereto as Exhibit 99.1 and incorporated herein by reference into this Item 9.01(a).

(b) Pro forma financial information.

The following unaudited pro forma condensed combined financial information of the Company attached hereto as Exhibit 99.2 and incorporated herein by reference into this Item 9.01(b).

●	Unaudited pro forma condensed balance sheet as of June 30, 2025;

●	Unaudited pro forma condensed statement of operations for the year ended December 31, 2024; and

●	Unaudited pro forma condensed statement of operations for the six months ended June 30, 2025.

(d) Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description
99.1	Audited financial statements of SiVantage, Inc. for the year ended December 31, 2024, and the notes related thereto, and unaudited financial statements of SiVantage, Inc. for the six month period ended June 30, 2025, and the notes related thereto.
99.2	Unaudited pro forma condensed balance sheet as of June 30, 2025, unaudited pro forma condensed statement of operations for the year ended December 31, 2024, and unaudited pro forma condensed statement of operations for the six months ended June 30, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 17, 2025	TENON MEDICAL, INC.
(Registrant)

	By:	/s/ Steven M. Foster
	Name:	Steven M. Foster
	Title:	Chief Executive Officer and President

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